UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2018

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53979	20-1282850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5390 Kietzke Lane, Suite 104, Reno, NV 89511
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (855) 807-8776

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2018, the Board of Directors (the "Board") of Blackridge Technology International, Inc. (the "Company") approve the increase of the size of the Board to seven (7) members pursuant to the Company's Amended and Restated Articles of Incorporation and bylaws and the appointment of Brent Bunger to fill the vacancy on the Board until his successor is duly elected and qualified.

Mr. Brent Bunger, age 35, has 14 years of experience in the financial industry. He has been with Ilan Investments LLC since 2007 and serving as its Executive Vice President since 2009. During his tenure at Ilan Investments LLC, Mr. Bunger has been significantly involved in leading the strategic direction of property and asset management including, policy, initiatives, technology, financing, acquisitions and dispositions. Prior to that, in 2006, he was an analyst at CharterMac Mortgage Capital/Centerline (now Hunt Mortgage Group) in its commercial mortgage-backed securities and agency multi-family loan underwriting division. Mr. Bunger graduated with honors from Texas A&M University with a BBA in Finance and a minor in Real Estate. He has held a real estate brokerage license in the State of Texas and has been an active Certified Commercial Investment Member since 2007.

There is no family relationship between Mr. Bunger and any of the Company's other officers and directors. There are no understandings or arrangements between Mr. Bunger and any other person pursuant to which Mr. Bunger was elected as a member of the Board.

There has not been any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Bunger had or will have a direct or indirect material interest since the beginning of the Company's last fiscal year.

Item 8.01	Other Events.

On May 21, 2018, the Company issued a press release announcing the appointment Brent Bunger to its Board, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Title of Document

99.1	Press Release dated May 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

Date: May 21, 2018	By: /s/ Robert Graham
Name: Robert Graham
Title: Chief Executive Officer and President